This instrument prepared by
and return to:
W. Emmett Marston, Esq.
Martin, Tate, Morrow & Marston, P.C.
22 North Front, Suite 1100
Memphis, Tennessee 38103-1182

                                 TRUSTEE'S DEED

      WHEREAS, under date as of November 1, 1988, TENNESSEE ASSOCIATES-II (Cunningham Place) a Ohio general partnership, ("Grantor") executed a certain Deed of Trust to W. Emmett Marston, Trustee, as the same appears of record in TD Book 416, Page 1481, in the Register's Office of Montgomery County, Tennessee, ("Deed of Trust"), which Deed of Trust was assumed by Brunner Companies Income Properties, L.P, II pursuant to that certain Assumption Agreement dated December 21, 1988 and recorded in TD Book 418, Page 1169 in said Register's Office, with the Deed of Trust modified by Modification Agreement dated June 5, 1989 and recorded at TD Book 425, Page 838; further modified by that certain Second Modification Agreement recorded at TD Book 434, Page 695 and further modified by that certain Third Modification and Extension Agreement recorded at TD Book 554, Page 599, all recorded in said Register's Office,("Deed of Trust"); and AETNA LIFE INSURANCE COMPANY, owner of the debt secured; and

      WHEREAS, default was made in the payment of the debt and obligations secured by said Deed of Trust, and the undersigned, as Trustee, was requested by AEtna Life Insurance Company as the owner and holder of the debt secured by said Deed of Trust to advertise and sell the property conveyed by said Deed of Trust in compliance with the provisions thereof; and

      WHEREAS, the undersigned as Trustee, did, in compliance with the provisions of said Deed of Trust, advertise for sale the said property, the advertisement for sale having been published in Leaf Chronicle, a newspaper published in Clarksville, Montgomery County, Tennessee, in the issues of December 4, December 11, and December 18, 1995, of said newspaper, said sale having been advertised for Tuesday, December 26, 1995, commencing at 10:30 a.m., at the east door of the courthouse in Clarksville, Tennessee, at which time and place the same was offered for sale and sold; and

      WHEREAS, the highest and best bid of said property was then and there made by Cunningham II, L.P.* to-wit: a bid of Five Million Twenty-Five Thousand Fifty Dollars ($5,025,050) for said property, which bid was then and there accepted by the undersigned as Trustee.

      NOW, THEREFORE, for the consideration named, and for and in consideration of the compliance with the terms of said bid, the undersigned Trustee has bargained and sold, and does hereby bargain, sell, and convey unto said CUNNINGHAM II, L.P.*, the property advertised and sold as hereinabove recited, situated, lying, and being in the City of Clarksville, County of Montgomery, State of Tennessee, and more particularly described as follows:

*a South Carolina limited partnership

      TRACT I:  (Shopping Center Parcel)

      A tract of land in the Third Civil District of Montgomery County, Tennessee being Lot No. 1 on the plat of Cunningham Place Shopping Center as of record in Book 12, Page 187, R.O.M.C., Tennessee that is more fully described as follows:

      Beginning at an existing iron pin in the northerly right-of-way line of Cunningham Lane, said pin also being the southwest corner of the herein described tract and the southeast corner of John T. Cunningham, III, et al tract as of record in Deed Book 332, Page 27, R.O.M.C., Tennessee and proceeding as follows:

      1. Leaving the northerly right-of-way line of Cunningham Lane and with the easterly line of the John T. Cunningham, III, et al tract N 42 degrees 16' 09" W, 1070.01 feet to an existing concrete monument; thence,

      2. With the southerly line of the Cunningham tract N 73 degrees 52' 29"E, 985.59 feet to an existing concrete monument in the westerly right-of-way line of U.S. Highway 41-A and State Route 12; thence,

      3. With the westerly right-of-way line of U.S. Highway 41-A and State Route 12 S 24 degrees 16' 09" E, 132.70 feet to an iron pin set; thence,

      4. Leaving said right-of-way line S 65 degrees 43' 51" W, 187.71 feet to an iron pin set; thence,

      5.    S 24 degrees 16' 09" E, 360.00 feet to an iron pin set; thence,

      6. N 65 degrees 43' 51" E, 187.71 feet to an iron pin set in the westerly right-of-way line of U.S. Highway 41-A and State Route 12; thence,

      7. With said right-of-way line S 24 degrees 16' 09" E, 469 feet to an iron pin set; thence,

      8. Leaving said right-of-way line S 65 degrees 43' 51" W, 395.00 feet to an iron pin set; thence,

      9. S 24 degrees 16' 09" E, 181.48 feet to an iron pin set on the northerly right-of-way line of Cunningham Lane; thence,

      10. With said right-of-way line S 85 degrees 51' 22" W, 618.42 feet to the point of beginning, and containing 982,422 square feet, more or less, or 22.55 acres, more or less.

      Recorded in Official Plat book 12, Plat 187, page 187 R.O.M.C., Tennessee.

      TRACT II:  (Storage Pond Parcel)

      Beginning at an existing concrete highway monument in the southwesterly right-of-way line of U.S. Highway 41-A and State Route 12, said monument being the northerly terminus of the westerly return curve on U.S. Highway 41-A and Cunningham Lane; thence,

      1. With said return S 06 degrees 56' 06" W, a distance of 85.79 feet to an existing iron pin; thence,

      2. S 46 degrees 50' 56" W, 92.73 feet to an existing concrete highway monument in the northerly right-of-way line of Cunningham Lane; thence,

      3. With said right-of-way line S 85 degrees 51' 22" W, 120.47 feet to a point; thence,

      4.    Leaving said right-of-way N 04 degrees 08' 38" W, a distance of
            102.60 feet to a point; thence,

      5. N 65 degrees 43' 15" E, a distance of 210 feet to a point in the westerly right-of-way line of U.S. Highway 41-A; thence,

      6. With said right-of-way S 24 degrees 16' 09" E, a distance of 34.40 feet to the point of beginning and containing 25,470 square feet, more or less, or 0.58 acre, more or less.

      Recorded in Official Plat Book 12, Plat 187, page 187 R.O.M.C., Tennessee Being a part of the same property conveyed to Tennessee & Associates-II (Cunningham Place), by deed from CCC, Ltd., a Tennessee Limited Partnership, of record in Official Record Book Volume 372, page 1283, and all the same property conveyed to Tennessee & Associates-II (Cunningham Place) by deed from CCC, Ltd., a Tennessee Limited Partnership, of record in Official Record Book Volume Book 380, page 162, Register's Office for Montgomery County, Tennessee

      Together with the following:

      In conjunction and simultaneously with this Trustee's Sale, AEtna Life Insurance Company as secured party, has foreclosed the security interest granted by Tennessee & Associates-II (Cunningham Place) ("Debtor") to AEtna Life Insurance Company ("Secured Party") in the collateral ("Collateral") described in the Deed of Trust and in the Uniform Commercial Code financing statements filed at Instrument No. 604408 in the office of the Tennessee Secretary of State, at File No. 88-5289 recorded in the personal property records of said Register's Office and at TD Book 416, Page 1705, recorded in the real property records of said Register's Office; and by Brunner Companies Income Properties, L.P., II as debtor to AEtna Life Insurance Company as secured party in the Collateral described in Uniform Commercial Code financing statements filed at Instrument No. 615430 in the office of the Tennessee Secretary of State, at File No. 89-499 recorded in the personal property records of said Register's Office and at TD Book 418, Page 1244, being recorded in the real property records in said Register's Office and said Collateral is more particularly described as follows:

            All right, title and interest of the Debtor in and to all tangible personal property owned by the Debtor and now or at any time hereafter located on or at the real property as described in the Deed of Trust and as hereinafter described and in the above financing statements (the "Property") or used in connection therewith, including, but not limited to: all goods, machinery, tools, insurance proceeds and refunds of insurance premiums, equipment (including fire sprinklers and alarm systems, office air conditioning, heating, refrigerating, electronic monitoring, entertainment, recreational, window or structural cleaning rigs, maintenance, exclusion of vermin or insects, removal of dust, refuse or garbage and all other equipment of every kind), lobby and all other indoor and outdoor furniture (including tables, chairs, planters, desks, sofas, shelves, lockers and cabinets), wall beds, wall safes, furnishings, appliances (including ice boxes, refrigerators, fans, heaters, stoves, water heaters and incinerators), inventory, rugs, carpets and other floor coverings, draperies and drapery rods and brackets, awnings, window shades, venetian blinds, curtains, lamps, chandeliers and other lighting fixtures and office maintenance and other supplies; and any proceeds (including insurance proceeds) of the foregoing, any additions and accessions thereto, and any replacement or renewals of all of the foregoing;

            TOGETHER WITH all proceeds arising from or by virtue of the sale, lease or other disposition of any of the real or personal property described herein; all proceeds (including premium refunds) payable or to be payable under each policy of insurance relating to the improvements now or hereafter constructed on the Property (the "Improvements"); to the extent permitted by law, all proceeds arising from the taking of all or a part of the real property or any rights appurtenant thereto, including without limitation any awards for severance damages and any awards resulting from a change of grade of streets, curb cuts or other rights of access, for any public or quasi-public use under any law, or by the right of eminent domain, or by private or other purchase in lieu thereof; and all other interest of every kind and character which the Debtor now has or at any time hereafter acquires, in and to the real and personal property described herein, and all property which is used or useful in connection therewith, including rights or ingress and egress and all reversionary rights or interest of the Debtor with respect to such property; and any proceeds thereof (including insurance proceeds), any accessions and additions thereto, and replacements or renewals of all of the foregoing;

            TOGETHER WITH all the estate, interest, right, title, other claim or demand, including claims or demands with respect to the proceeds (including premiums refunds) of insurance in effect with respect thereto which the Debtor now has or may hereafter acquire in the Property and Improvements, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the estate, property and interest conveyed to the Secured Party or for the benefit of the Second Party pursuant to a Deed of Trust or Mortgage;

            TOGETHER WITH, all (to the full extent legally assignable) licenses, permits and authorizations (issued in the name of the Debtor) necessary for the operation of the Property and Improvements as a shopping center;

            TOGETHER WITH all rents, issues and profits assigned to the Secured Party pursuant to that certain Assignment of Rents and Leases from the Debtor to the Secured Party.

            TOGETHER WITH all other property, rights, privileges, and benefits conveyed by said Deed of Trust.

      TO HAVE AND TO HOLD unto the said CUNNINGHAM II, L.P., its successors and assigns, in fee simple forever.

      All equities of redemption, statutory rights of redemption, homestead, dower, and all other rights and exemptions of every kind are expressly waived in said Deed of Trust, and the title is believed to be good, but the undersigned will sell and convey only as Trustee.

      The undersigned Trustee believes the title hereby conveyed to be good, but warrants same against the lawful claims of all persons claim by, through, and under a conveyance from the undersigned as Trustee, under the provisions of the above described Deed of Trust, but not further or otherwise.

      WITNESS the signature of the undersigned Trustee, this the 26th day of December, 1995.

                                          /s/ W. Emmett Marston
                                          W. EMMETT MARSTON
                              Trustee
STATE OF TENNESSEE
COUNTY OF SHELBY

      Personally appeared before me, a Notary Public in and for said state and county, duly commissioned and qualified, W. Emmett Marston, Trustee, the within named bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who acknowledged that he executed the within instrument for the purposes therein contained.

      WITNESS my hand and official seal at office this 26th day of December, 1995.

                                          /s/ Carol J. Sides
                                          Notary Public
March 25, 1998
Expiration Date


                      * * * * * * * * * * * * * * * * * * *

                               RECORDING DATA ONLY

Property Address:

                                           I hereby swear or affirm that to the
                                           best of my knowledge, information,
Agency Responsible for Payment of          and belief, the actual consideration
Taxes and Mail Bills to:                   for this property transfer or value
                                           of the property transferred,
                                           whichever is greater, is
                                           $5,025,050.00, which amount is equal
                                           to or greater than the amount which
                                           the property transferred would
                                           command at a fair and voluntary sale.

TAX PARCEL NO. 43.-1.09                    /s/ F. Evans Harvill
                                           AFFIANT

                                           Subscribed and sworn to before this
                                           26 day of December, 1995.


                                           /s/ Nancy Moore
                                           NOTARY PUBLIC

                                           My Commission Expires:

                                           1/21/98